UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
MAY 22, 2012

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2012, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Executive Employment Agreement, effective May 22, 2012 and continuing until May 22, 2015, with Michael L. Taylor under which Mr. Taylor agrees to continue to serve as Executive Vice President of the Company (the “Taylor Agreement”).  Under the Taylor Agreement, Mr. Taylor will receive an annual base salary of $210,000 and will continue to participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan.  The Taylor Agreement also provides Mr. Taylor with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Taylor Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

On May 22, 2012, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Executive Employment Agreement, effective May 22, 2012 and continuing until May 22, 2015, with Laurel G. Allenbaugh under which Ms. Allenbaugh agrees to continue to serve as Executive Vice President of the Company (the “Allenbaugh Agreement”).  Under the Allenbaugh Agreement, Ms. Allenbaugh will receive an annual base salary of $168,000 and will continue to participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan.  The Allenbaugh Agreement also provides Ms. Allenbaugh with severance benefits in the event of the termination of her employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Allenbaugh Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

On May 22, 2012, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Executive Employment Agreement, effective May 22, 2012 and continuing until May 22, 2015, with Charles A. LeFebvre under which Mr. LeFebvre agrees to continue to serve as Executive Vice President of the Company (the “LeFebvre Agreement”).  Under the LeFebvre Agreement, Mr. LeFebvre will receive an annual base salary of $168,000 and will continue to participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan.  The LeFebvre Agreement also provides Mr. LeFebvre with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The LeFebvre Agreement is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(a)	None required

(b)	None required

(c)	None required

(d)	Exhibits

Exhibit 10.1 – Employment Agreement between First Mid-Illinois Bancshares, Inc. and Michael L. Taylor effective May 22, 2012.

Exhibit 10.2 – Employment Agreement between First Mid-Illinois Bancshares, Inc. and Laurel G. Allenbaugh effective May 22, 2012.

Exhibit 10.3 – Employment Agreement between First Mid-Illinois Bancshares, Inc. and Charles A. LeFebvre effective May 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Date: May 22, 2012
/s/ William S. Rowland

William S. Rowland
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number                                Description

10.1	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Michael L. Taylor
10.2	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Laurel G. Allenbaugh
10.3	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Charles A. LeFebvre